Other Income (Tables)	12 Months Ended
Dec. 31, 2022
Other Income
Schedule of other income

($ millions)	2022	2021

Energy trading and risk management	(209)	(165)
Investment and interest income	100	64
Insurance proceeds(1)	179	69
Other(2)	61	1
	131	(31)

(1)	2022 includes $147 million of property damage insurance proceeds related to the company’s assets in Libya, within the Exploration and Production segment, and $32 million of insurance proceeds for the secondary extraction facilities at Oil Sands Base, within the Oil Sands segment. 2021 includes $31 million of insurance proceeds for the outages at Mackay River and $38 million for the secondary extraction facilities at Oil Sands Base, both within the Oil Sands segment.

(2)	2022 includes a US$50 million contingent consideration gain related to the sale of the company’s 26.69% working interest in the Golden Eagle Area Development in the fourth quarter of 2021, within the Exploration and Production segment.